UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              100 Park Avenue, 35th Floor, New York, New York 10017
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Eugene S. Stark
                    General American Investors Company, Inc.
                              100 Park Avenue
                                35th Floor
                         New York, New York  10017
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                     GENERAL
                                     AMERICAN
                                    INVESTORS

                                      2008
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

 Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY (unaudited)
-------------------------------------------------------------------------------------
                                                      2008                   2007
                                                 -------------         --------------
   Net assets applicable to Common Stock -
      December 31                                 $674,597,801         $1,202,922,969
   Net investment income                            13,446,046              9,782,623
   Net realized gain                                16,414,799            175,785,885
   Net decrease in unrealized appreciation        (523,757,542)           (71,533,458)
   Distributions to Preferred Stockholders         (11,899,613)          ( 11,900,000)

   Per Common Share-December 31
      Net asset value                                   $21.09                 $38.10
      Market price                                      $17.40                 $34.70
   Discount from net asset value                         -17.5%                 - 8.9%

   Common Shares outstanding-Dec. 31                31,980,872             31,573,058
   Common Stockholders of record-Dec. 31                 3,806                  3,891
   Market price range* (high-low)                $34.76-$13.01          $43.87-$32.69
   Market volume-shares                             10,131,229              7,110,734
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
-------------------------------------------------------------------------------------
                                               Ordinary        Long-Term
   Record Date             Payment Date         Income        Capital Gain     Total
   ------------            ------------       ---------       ------------   --------
   Common Stock
   Nov. 14, 2008           Dec. 26, 2008     $.185594          $.254406        $.440000
                                             ========          ========        ========
      Total from 2008 earnings


   Nov. 16, 2007           Dec. 27, 2007     $.709475 (a)     $5.040525       $5.750000
   Jan. 28, 2008           Feb. 11, 2008      .005815           .209479         .215294
                                             --------         ---------       ---------
      Total from 2007 earnings               $.715290         $5.250004       $5.965294
                                             ========         =========       =========
     (a) Includes short-term gains in the amount of $.009262 per share.

   Preferred Stock

   Mar. 7, 2008            Mar. 24, 2008     $.108585          $.263290        $.371875
   Jun. 6, 2008            Jun. 24, 2008      .108585           .263290         .371875
   Sept. 8, 2008           Sept. 24, 2008     .108585           .263290         .371875
   Dec. 8, 2008            Dec. 24, 2008      .108585           .263290         .371875
                                             --------          --------        --------
      Total for 2008                         $.434340         $1.053160       $1.487500
                                             ========         =========       =========

   Mar. 7, 2007            Mar. 26, 2007     $.045885          $.325990        $.371875
   Jun. 7, 2007            Jun. 25, 2007      .045885           .325990         .371875
   Sept. 7, 2007           Sept. 24, 2007     .045885           .325990         .371875
   Dec. 7, 2007            Dec. 24, 2007      .045885           .325990         .371875
                                             --------         ---------       ---------
      Total for 2007                         $.183540 (b)     $1.303960       $1.487500
                                             ========         =========       =========
      (b) Includes short-term gains in the amount of $.002396 ($.000599 per quarter).


                    General American Investors Company, Inc.
                       100 Park Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1   TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
    General American Investors


The U.S. stock market was down 37.1% for the year ended December 31, 2008, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) decreased 43.0%. The return to our Common Stockholders was negative by 48.2% because the discount at which our shares traded to their NAV widened to 17.5% at this year end from 8.9% a year ago.

In order to provide a more comprehensive presentation of our performance, return on NAV has been added to the table that follows. Stockholder return reflects widening in the discount to NAV to the very high end of its historic range, and may not fully illustrate that over many years General American has produced superior investment results.


Years     (Market Value)       NAV Return        S&P 500
--------------------------------------------------------
 3             -13.0%          -11.6%             -8.5%
 5              -3.4            -2.4              -2.3
10               3.0             3.3              -1.5
20              11.8            11.3               8.4
30              14.2            13.5              11.0
40              10.4            11.3               9.0
50              10.4            11.0               9.2


Last year, the world economy ended a remarkable half-decade of strong growth and robust profitability in dramatic fashion. As the credit crisis, whose origins lay in inflated real estate prices that were fueled by easy money and lax lending standards, played out, liquidity evaporated. The concept of decoupling was thus discredited as virtually all markets-major, emerging and commodity-became correlated and plunged precipitously. It was the worst market for U.S. equities in seven decades, with most of the damage occurring in the fourth quarter. The recession, hinted at earlier in the year, was well entrenched by year's end, while relentlessly bleak economic reports reflected accelerating lay-offs and continuing declines in house prices, with one in ten mortgages at least a month in arrears or in foreclosure. Credit problems, which manifested first in housing, before spreading to autos and retail, seem likely to reach other sectors of the global economy as the new year unfolds.

In the short-run, consumer demand, for durables in particular, appears to be sated and consequently savings are on the rise. While the benefits of increased saving, which include the provision of funds for productivity-enhancing research and development, and an improved trade balance, may seem obvious, they run into the paradox of thrift. That is to say, the benefits tend to be long-term and are offset by more severe economic contraction in the short-term as consumers retrench. Since the demand for American exports is likely to remain constrained, increased government spending appears to be a logical response to this problem, with emphasis on defense and infrastructure. The former must be requisitioned from U.S. manufacturers, by law, and the latter is mostly supplied by domestic producers of cement and structural steel, et.al.

Government intervention in the financial system, initially piecemeal but more comprehensive of late, is beginning to have a thawing effect on the markets. Improvement is notably visible in those areas receiving state support, such as the interbank money and top rated commercial paper markets. Although banks remain reluctant lenders in the face of still mounting loan losses, and the path back to normalization is almost certain to be long and bumpy, easier financial conditions are likely to stabilize economic activity. Once the financial markets are functioning normally, confidence should slowly return. Massive monetary easing and the stimulating effect of declining energy costs should enable the recovery of the global economy.

Credit creation may not return to boom-year levels and it may well remain more of a Wal-Mart world than one favoring aspirational goods and services. But we've owned Wal-Mart for twenty-five years and the experience has been salutary. In general, stocks typically bottom before the economy does, since money is created faster than the economy's ability to employ it. Investors then use the excess liquidity to seek high returns by purchasing riskier assets like equities. With the yield on the S&P 500 currently more than 100 basis points, or 1%, above that on ten-year Treasury bonds for the first time since 1962, equity markets may have discounted the preponderance of bad news. Our portfolio continues to feature companies with strong financial characteristics, reasonable earnings visibility and powerful positions in their respective industries. We retain abundant cash reserves and look forward to their selective employment as opportunities present themselves.

The share repurchase program, a part of our ongoing effort to maximize NAV, continues. In 2008, the Company purchased 102,047 of its Common Shares on the open market at an average discount to NAV of 19.8%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount to NAV in excess of 8%.

In December 2008, the Board of Directors authorized the repurchase of 1 million outstanding shares of its 5.95% Cumulative Preferred Stock when the shares are trading at a market price below the liquidation price of $25.00 per share. In 2008, the Company purchased 15,300 of its Preferred Shares at an average price of $21.12 per share.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Spencer Davidson
Chairman of the Board
President and Chief Executive Officer
January 21, 2009

2  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

                               Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The directors have a broad range of experience in business and financial affairs.

                               Portfolio Manager

Mr. Spencer Davidson, Chairman of the Board, President and Chief Executive Officer, has been responsible for the management of General American since August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

                               "GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron's and The Wall Street Journal, Monday edition.

While shares of GAM usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over NAV. During 2008, the stock sold at discounts to NAV which ranged from 7.3% (February 12) to 25.2% (November 21). At December 31, the price of the stock was at a discount of 17.5%.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to net asset value of at least 8%.

                           "GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated "Aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders, it may also result in higher market volatility for the Common Stockholders.

3  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

On December 10, 2008, the Board of Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25 per share.

                        Dividend and Distribution Policy

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2008 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1989-2008 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

                  Proxy Voting Policies, Procedures and Record

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2008 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401),(2)on the Company's website at www.generalamericaninvestors.com and (3)on the Securities and Exchange Commission's website at www.sec.gov.

                              Direct Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distribution & Reports, then Report Downloads.

                          Privacy Policy and Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions in "street name" registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We also restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards that comply with federal standards to guard our stockholders' personal information.

4  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors


"Total return on $10,000 investment for 20 years ended December 31, 2008"

The investment  return for a Common  Stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2008 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1989.

STOCKHOLDER RETURN is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

NET ASSET VALUE (NAV) RETURN is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

STANDARD & POOR'S 500 RETURN is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance reported below may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
              -------------------------------------------------------     STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
              ------------------------    ---------------------------   ------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE          ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT          RETURN
             -------------------------    ---------------------------   ------------------------------
     1989       $14,860        48.60%        $13,786        37.86%         $13,162           31.62%
     1990        15,454         4.00          14,708         6.69           12,755           -3.09
     1991        28,591        85.00          23,694        61.09           16,633           30.40
     1992        32,816        14.78          24,535         3.55           17,895            7.59
     1993        27,592       -15.92          24,105        -1.75           19,706           10.12
     1994        25,423        -7.86          23,445        -2.74           19,957            1.27
     1995        30,818        21.22          28,973        23.58           27,440           37.50
     1996        36,821        19.48          34,759        19.97           33,727           22.91
     1997        52,500        42.58          45,899        32.05           44,968           33.33
     1998        68,938        31.31          62,028        35.14           57,807           28.55
     1999        95,975        39.22          84,607        36.40           69,923           20.96
     2000       114,306        19.10          99,531        17.64           63,567           -9.09
     2001       119,256         4.33          98,337        -1.20           56,009          -11.89
     2002        86,806       -27.21          75,700       -23.02           43,608          -22.14
     2003       110,253        27.01          96,442        27.40           56,063           28.56
     2004       119,944         8.79         106,443        10.37           62,112           10.79
     2005       140,814        17.40         123,686        16.20           65,112            4.83
     2006       164,443        16.78         138,825        12.24           75,309           15.66
     2007       178,782         8.72         149,945         8.01           79,383            5.41
     2008        92,609       -48.20          85,439       -43.02           49,953          -37.07


5   INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
    General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $200,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1989 through 2008 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value Return, and the third line represents the return of the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

         COMPARATIVE ANNUALIZED INVESTMENT RESULTS
         -----------------------------------------
    YEARS ENDED         STOCKHOLDER      GAM NET       S&P 500
 DECEMBER 31, 2008         RETURN       ASSET VALUE   STOCK INDEX
------------------------------------------------------------------
     1 year                -48.2 %        -43.0 %        -37.1 %
     5 years                -3.4           -2.4           -2.3
    10 years                 3.0            3.3           -1.5
    15 years                 8.4            8.8            6.4
    20 years                11.8           11.3            8.4


6  MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

                                                                SHARES OR
                                                             PRINCIPAL AMOUNT          SHARES HELD
INCREASES                                                      TRANSACTED           DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONS

     ABB Ltd. ADR                                               200,000           1,200,000
     American Express Company                                    25,000             400,000
     AXIS Capital Holdings Limited                              140,000             440,000
     Cisco Systems, Inc.                                         45,000             960,000
     Lamar Advertising Company Class A                           50,000             374,100
     MetroPCS Communications, Inc.                              190,000           1,400,000
     PartnerRe Ltd.                                              10,000             285,000
     PepsiCo, Inc.                                               15,000             255,000
     Republic Services, Inc.                                     67,500             949,000

DECREASES
------------------------------------------------------------------------------------------------------------------------------------
ELIMINATIONS

     Biogen Idec Inc.                                            70,000                   -
     General Motors Nova Scotia Finance Company
       6.85% Guaranteed Notes Due 10/15/08                  $13,750,000                   -

REDUCTIONS

    The Allstate Corporation                                    225,000             100,000
    Apache Corporation                                           40,000             459,800
    Arch Capital Group Ltd.                                      15,000             300,000
    Berkshire Hathaway Inc. Class A                                  50                 150
    The Boeing Company                                          300,000             300,000
    CEMEX, S.A. de C.V. ADR                                     430,727           1,875,862
    Dell Inc.                                                    75,000           1,480,000
    Everest Re Group, Ltd.                                       50,000             250,000
    Fidelity National Financial, Inc.                           150,000             800,000
    Heineken N.V.                                                50,000             375,000
    Leap Wireless International, Inc.                            74,500              68,000
    McDermott International, Inc.                               100,000             250,000
    M&T Bank Corporation                                         20,000             195,000
    MetLife, Inc.                                                15,000             235,000
    Nelnet, Inc.                                                300,000             550,000
    Nintendo Co., Ltd.                                            2,900              67,100
    QUALCOMM Incorporated                                       100,000             700,000
    Teradata Corporation                                        125,000             565,000
    Textron Inc.                                                182,000             418,700
    Transatlantic Holdings, Inc.                                  5,000              83,000
    Waste Management, Inc.                                       50,000             630,000
    Weatherford International Ltd.                              420,000           2,050,000

* Excludes transactions in Common and Preferred Stocks-Miscellaneous-Other.
(a) Includes shares received from an assigned put option.
(b) Shares received in a merger with Allied Waste Industries, Inc.

"This table shows dividends and distributions on the Company's Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gain earned in the prior year."

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1989-2008)  (UNAUDITED)
--------------------------------------------------------------------------------

                      EARNINGS SOURCE
                 ----------------------------
                  SHORT-TERM     LONG-TERM
   YEAR   INCOME CAPITAL GAINS  CAPITAL GAINS
----------------------------------------------
    1989   $.21      $.02          $1.56
    1990    .21         -           1.65
    1991    .09         -           3.07
    1992    .03         -           2.93
    1993    .06         -           2.34
    1994    .06         -           1.59
    1995    .10       .03           2.77
    1996    .20       .05           2.71
    1997    .21         -           2.95
    1998    .47         -           4.40
    1999    .42       .62           4.05
    2000    .48      1.55           6.16
    2001    .37       .64           1.37
    2002    .03         -            .33
    2003    .02         -            .59
    2004    .217        -            .957
    2005    .547      .041          1.398
    2006    .334        -           2.666
    2007    .706      .009          5.250
    2008    .186        -            .254

7  TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
General American Investors


"The statement of investments as of December 31, 2008, shown on pages 12 and 13 includes 52 security issues. Listed here are the ten largest holdings on that date."


                                                                                                    % COMMON
                                                                           SHARES         VALUE     NET ASSETS*
                                                                       -------------------------------------------------------------
THE TJX COMPANIES, INC.                                                  1,675,000     $34,454,750       5.1%
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing growth opportunities.
------------------------------------------------------------------------------------------------------------------------------------
APACHE CORPORATION                                                         459,800      34,268,894       5.1
Apache is a large independent oil and gas company with a long history of growing production and creating value for shareholders.
The company's operations are primarily focused in North America,
Egypt, Australia, and the North Sea.
------------------------------------------------------------------------------------------------------------------------------------
COSTCO WHOLESALE CORPORATION                                               575,000      30,187,500       4.5
Costco is the world's largest wholesale club with a record of steady growth in sales and profits as it continues to gain share of the consumer dollar.
------------------------------------------------------------------------------------------------------------------------------------
WAL-MART STORES, INC.                                                      470,000      26,348,200       3.9
Wal-Mart is the world's largest retailer offering value to consumers in the U.S. and thirteen foreign countries.
------------------------------------------------------------------------------------------------------------------------------------
QUALCOMM INCORPORATED                                                      700,000      25,081,000       3.7
QUALCOMM is a leading developer of intellectual property and semiconductors for the mobile communications industry.  The
company stands to benefit greatly from the global adoption of mobile data applications.
------------------------------------------------------------------------------------------------------------------------------------
NINTENDO CO., LTD.                                                          67,100      24,951,796       3.7
Nintendo is one of the world's leading developers of video game platforms and software.  Its innovative approach to product
development and customer segmentation should lead to further market share gains.
------------------------------------------------------------------------------------------------------------------------------------
REPUBLIC SERVICES, INC.                                                    949,000      23,525,710       3.5
Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S.  The efficient operation of its routes and facilities combined with appropriate pricing enable Republic Services to generate significant free cash flow.
------------------------------------------------------------------------------------------------------------------------------------
WEATHERFORD INTERNATIONAL LTD.                                           2,050,000      22,181,000       3.3
Weatherford supplies a broad range of oil field services and equipment on a worldwide basis.  Its focus on helping customers increase production from existing fields and enhance recovery from new wells should lead to earnings growth.
------------------------------------------------------------------------------------------------------------------------------------
ARCH CAPITAL GROUP LTD.                                                    300,000      21,030,000       3.1
Arch Capital, a Bermuda-based insurer/reinsurer, generates
premiums of approximately $3.5 billion and has a high quality, well-reserved A-rated balance sheet.  This company has a strong management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings and book value growth.
------------------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT, INC.                                                     630,000      20,878,200       3.1
Waste Management provides waste collection and disposal services to over 20 million customers in the U.S.  The company also
operates waste-to-energy plants, provides recycling services, and captures landfill gases for beneficial uses.  The company has a strong record of returning excess cash flow to shareholders through dividends and stock repurchases.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      $262,907,050      39.0%
                                                                                      ============      =====
*Net assets applicable to the Company's Common Stock.

8  PORTFOLIO DIVERSIFICATION (unaudited)
--------------------------------------------------------------------------------
   General American Investors

"The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2008 and 2007 is shown in the following table."

                                                                             PERCENT COMMON NET ASSETS*
                                           DECEMBER 31, 2008                        DECEMBER 31
                               ----------------------------------------------------------------------------------
INDUSTRY CATEGORY                   COST(000)            VALUE(000)            2008             2007
-----------------------------------------------------------------------------------------------------------------

Finance and Insurance
  Banking                                $995           $11,195                1.7%            4.0%
  Insurance                            63,102           116,673               17.3            17.2
  Other                                34,617            27,952                4.1             3.0
                                      -------           -------               ----            ----
                                       98,714           155,820               23.1            24.2
                                      -------           -------               ----            ----
Retail Trade                           54,015           102,492               15.2            14.4
Oil and Natural Gas
 (Including Services)                  74,054            79,219               11.8            19.5
Consumer Products and Services         75,989            75,062               11.1            10.8
Computer Software and Systems          91,648            69,404               10.3            10.9
Communications and
  Information Services                 85,027            68,046               10.1             6.9

Environmental Control
  (Including Services)                 38,960            44,404                6.6             4.1
Aerospace/Defense                      62,254            36,028                5.3             5.1
Miscellaneous**                        37,553            32,261                4.8             4.2
Health Care/Pharmaceuticals            11,168            24,203                3.6             2.9
Machinery and Equipment                13,364            18,012                2.7             2.4
Building and Real Estate               24,457            17,145                2.5             4.8
Technology                             25,690            15,143                2.2             2.6
Semiconductors                         16,353            12,649                1.9               -
Transportation                         11,005             5,917                0.9             1.0
Metals                                      -                 -                  -             2.0
                                      -------           -------               ----            ----
                                      720,251           755,805              112.1           115.8
Short-Term Securities                 118,897           118,897               17.6             0.8
                                      -------           -------               ----            ----
  Total Investments                  $839,148           874,702              129.7           116.6
                                     ========
Other Assets and Liabilities - Net                         (487)              (0.1)            0.0
Preferred Stock                                        (199,617)             (29.6)          (16.6)
                                                       --------               ----            ----
Net Assets Applicable to
  Common Stock                                         $674,598              100.0%          100.0%
                                                       ========              =====           =====

*   Net assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   General American Investors

                                                                                DECEMBER 31,
                                                                     ------------------------------
ASSETS                                                                   2008              2007
------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
  Common and preferred stocks
   (cost  $710,373,320 and $816,594,960, respectively)              $745,830,202        $1,374,257,148
  Corporate note (cost $9,877,906 and
   $19,053,293, respectively)                                          9,975,000            19,183,125
  Money market fund (cost $118,896,974 and
   $9,165,709, respectively)                                         118,896,974             9,165,709
                                                                    ------------         -------------
  Total investments (cost $839,148,200 and
   $844,813,962, respectively)                                       874,702,176         1,402,605,982

RECEIVABLES AND OTHER ASSETS
  Receivable for securities sold                                       2,638,460                     -
  Premium deposited with brokers for options written                           -             3,712,458
  Dividends, interest and other receivables                            1,461,811             1,333,175
  Qualified pension plan asset, net excess funded (note 5)             1,899,294             9,244,527
  Prepaid expenses and other assets                                    3,245,437             2,549,782
                                                                    ------------         -------------
TOTAL ASSETS                                                         883,947,178         1,419,445,924
                                                                    ------------         -------------

LIABILITIES
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                     1,347,832                     -
  Accrued preferred stock dividend not yet declared                      231,002               231,389
  Accrued supplemental pension plan liability (note 5)                 3,195,179             3,174,022
  Outstanding options written at value (premiums deposited
   with brokers $3,712,458 for 2007) (notes 1a and 6)                          -             2,192,960
  Accrued supplemental thrift plan liability                           1,747,234             3,393,011
  Accrued expenses and other liabilities                               3,210,630             7,531,573
                                                                    ------------         -------------
TOTAL LIABILITIES                                                      9,731,877            16,522,955
                                                                    ------------         -------------

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
  7,984,700 and 8,000,000 shares, respectively, at a liquidation
  value of $25 per share (note 2)                                    199,617,500           200,000,000
                                                                    ------------         -------------
NET ASSETS APPLICABLE TO COMMON STOCK -  31,980,872
  and 31,573,058 shares, respectively (note 2)                      $674,597,801        $1,202,922,969
                                                                    ============        ==============

NET ASSET VALUE PER COMMON SHARE                                          $21.09                $38.10
                                                                    ============        ==============

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------
  Common Stock, 31,980,872 and 31,573,058 shares at
    par value, respectively (note 2)                                 $31,980,872           $31,573,058
  Additional paid-in capital (note 2)                                608,328,298           602,738,135
  Undistributed realized gain (loss) on investments (note 2)             (16,916)            6,711,263
  Undistributed net investment income (note 2)                         5,759,182             1,711,821
  Accumulated other comprehensive income (loss) (note 5)              (6,776,609)            1,108,563
  Unallocated distributions on Preferred Stock                          (231,002)             (231,389)
  Unrealized appreciation on investments and options                  35,553,976           559,311,518
                                                                    ------------        --------------
NET ASSETS APPLICABLE TO COMMON STOCK                               $674,597,801        $1,202,922,969
                                                                    ============        ==============

(see notes to financial statements)

10  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
    General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                         --------------------------
INCOME                                                                     2008             2007
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $413,817 and $353,438, respectively)                       $19,355,826        $20,925,587
   Interest                                                            3,037,848          2,809,754
                                                                     -----------        -----------
TOTAL INCOME                                                          22,393,674         23,735,341
                                                                     -----------        -----------
EXPENSES
---------------------------------------------------------------------------------------------------
   Investment research                                                 3,868,008          9,312,122
   Administration and operations                                       2,597,320          3,104,891
   Office space and general                                            1,579,448            562,787
   Directors' fees and expenses                                          275,634            266,033
   Auditing and legal fees                                               215,601            307,829
   Transfer agent, custodian and registrar fees and expenses             170,542            169,891
   Stockholders' meeting and reports                                     126,838            131,872
   Miscellaneous taxes                                                   114,237             97,293
                                                                     -----------        -----------
TOTAL EXPENSES                                                         8,947,628         13,952,718
                                                                     -----------        -----------
NET INVESTMENT INCOME                                                 13,446,046          9,782,623
                                                                     -----------        -----------

Realized Gain (Loss) And Change In Unrealized Appreciation On Investments (Notes 1, 4 and 6)
---------------------------------------------------------------------------------------------------
  Net realized gain on investments:
    Long transactions                                                  8,649,744        176,058,639
    Written option transactions (notes 1b and 6)                       7,765,055           (272,754)
                                                                     -----------        -----------
  Net realized gain on investments
    (long-term except $3,224,498 for 2007)                            16,414,799        175,785,885
  Net decrease in unrealized appreciation                           (523,757,542)       (71,533,458)
                                                                     -----------        -----------
NET INVESTMENT INCOME AND GAIN (LOSS) ON INVESTMENTS                (493,896,697)       114,035,050
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                              (11,899,613)       (11,900,000)
                                                                     -----------        -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        ($505,796,310)      $102,135,050
                                                                    ============       ============

(see notes to financial statements)

11  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
    General American Investors


                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
OPERATIONS                                                                 2008            2007
---------------------------------------------------------------------------------------------------
  Net investment income                                              $13,446,046         $9,782,623
  Net realized gain on investments                                    16,414,799        175,785,885
  Net decrease in unrealized appreciation                           (523,757,542)       (71,533,458)
                                                                     -----------        -----------
                                                                    (493,896,697)       114,035,050
                                                                     -----------        -----------

  Distributions to Preferred Stockholders:
    From net investment income                                        (3,474,724)          (689,497)
    From short-term capital gains                                              -           (778,809)
    From long-term capital gains                                      (8,425,276)       (10,431,694)
    Unallocated distributions                                                387                  -
                                                                     -----------        -----------
    Decrease in net assets from Preferred distributions              (11,899,613)       (11,900,000)
                                                                     -----------        -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (505,796,310)       102,135,050
                                                                     -----------        -----------
OTHER COMPREHENSIVE INCOME
   Adjustment to apply FAS 158 (note 5)                               (7,885,172)           456,004
                                                                     -----------        -----------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------
  From net investment income                                          (6,024,428)        (9,603,869)
  From short-term capital gains                                                -        (10,847,882)
  From long-term capital gains                                       (14,620,307)      (145,301,188)
                                                                     -----------        -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                     (20,644,735)      (165,752,939)
                                                                     -----------        -----------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
---------------------------------------------------------------------------------------------------
  Value of Common Shares issued in payment of dividends
    and distributions                                                  7,928,339         96,902,914
  Cost of Common Shares purchased                                     (1,986,688)       (30,271,148)
  Benefit to Common Shareholders resulting from
    Preferred Shares purchased                                            59,398                  -
                                                                     -----------        -----------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                          6,001,049         66,631,766
                                                                     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS                               (528,325,168)         3,469,881

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
BEGINNING OF YEAR                                                  1,202,922,969      1,199,453,088
                                                                   -------------      -------------
END OF YEAR (including undistributed net investment
  income of $5,759,182 and $1,711,821, respectively)                $674,597,801     $1,202,922,969
                                                                   =============     ==============

(see notes to financial statements)

12  STATEMENT OF INVESTMENTS DECEMBER 31, 2008
--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS                                     VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE         300,000 The Boeing Company                                                     $12,801,000
(5.3%)                    418,700 Textron Inc.                                                             5,807,369
                          325,000 United Technologies Corporation                                         17,420,000
                                                                                                          ----------
                                                                    (COST  $62,253,609)                   36,028,369
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
BUILDING AND
REAL ESTATE (2.5%)      1,875,862 CEMEX, S.A.B. de C.V. ADR (a)     (COST  $24,456,722)                   17,145,379
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        960,000 Cisco Systems, Inc. (a)                                                 15,648,000
INFORMATION SERVICES      374,100 Lamar Advertising Company Class A (a)                                    4,698,696
(10.1%)                    68,000 Leap Wireless International, Inc. (a)                                    1,828,520
                        1,400,000 MetroPCS Communications, Inc. (a)                                       20,790,000
                          700,000 QUALCOMM Incorporated                                                   25,081,000
                                                                                                          ----------
                                                                    (COST  $85,026,705)                   68,046,216
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE       1,480,000 Dell Inc. (a)                                                           15,155,200
AND SYSTEMS (10.3%)       570,000 Microsoft Corporation                                                   11,080,800
                          445,100 NetEase.com, Inc. (a)                                                    9,836,710
                           67,100 Nintendo Co., Ltd.                                                      24,951,796
                          565,000 Teradata Corporation (a)                                                 8,378,950
                                                                                                          ----------
                                                                    (COST  $91,647,625)                   69,403,456
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         350,000 Diageo plc ADR                                                          19,859,000
AND SERVICES (11.1%)      375,000 Heineken N.V.                                                           11,444,940
                          466,100 Hewitt Associates, Inc. Class A (a)                                     13,227,918
                          425,000 Nestle S.A.                                                             16,563,614
                          255,000 PepsiCo, Inc.                                                           13,966,350
                                                                                                          ----------
                                                                     (COST $75,988,936)                   75,061,822
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL     949,000 Republic Services, Inc.                                                 23,525,710
(INCLUDING SERVICES)      630,000 Waste Management, Inc.                                                  20,878,200
                                                                                                          ----------
                                                                    (COST  $38,960,134)                   44,403,910
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     BANKING (1.7%)
(23.1%)                   ------------------------------------------------------------------------------------------
                          195,000 M&T Bank Corporation                  (COST $994,686)                   11,194,950
                                                                                                          ----------
                          INSURANCE (17.3%)
                          ------------------------------------------------------------------------------------------
                          100,000 The Allstate Corporation                                                 3,276,000
                          300,000 Arch Capital Group Ltd. (a)                                             21,030,000
                          440,000 AXIS Capital Holdings Limited                                           12,812,800
                              150 Berkshire Hathaway Inc. Class A (a)                                     14,490,000
                          250,000 Everest Re Group, Ltd.                                                  19,035,000
                          800,000 Fidelity National Financial, Inc.                                       14,200,000
                          235,000 MetLife, Inc.                                                            8,192,100
                          285,000 PartnerRe Ltd.                                                          20,311,950
                           83,000 Transatlantic Holdings, Inc.                                             3,324,980
                                                                                                         -----------
                                                                     (COST $63,101,799)                  116,672,830
                                                                                                         -----------
                          OTHER (4.1%)
                          ------------------------------------------------------------------------------------------
                          400,000 American Express Company                                                 7,420,000
                        1,666,667 Epoch Holding Corporation                                               12,650,002
                          550,000 Nelnet, Inc. (a)                                                         7,881,500
                                                                                                         -----------
                                                                     (COST $34,617,385)                   27,951,502
                                                                                                         -----------
                                                                     (COST $98,713,870)                  155,819,282
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE/              529,900 Cytokinetics, Incorporated (a)                                           1,510,215
PHARMACEUTICALS           200,000 Genentech, Inc. (a)                                                     16,582,000
(3.6%)                    119,500 Gilead Sciences, Inc. (a)                                                6,111,230
                                                                                                         -----------
                                                                     (COST $11,167,600)                   24,203,445
                                                                                                         -----------

--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS (continued)                        VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT   1,200,000 ABB Ltd. ADR                       (COST $13,364,456)                  $18,012,000
(2.7%)                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (3.3%)              Other (b)                          (COST $27,675,427)                   22,286,370
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       459,800 Apache Corporation                                                      34,268,894
(INCLUDING SERVICES)      800,000 Halliburton Company                                                     14,544,000
(11.8%)                   250,000 McDermott International, Inc. (a)                                        2,470,000
                          500,000 Patterson-UTI Energy, Inc.                                               5,755,000
                        2,050,000 Weatherford International Ltd. (a)                                      22,181,000
                                                                                                         -----------
                                                                     (COST $74,054,171)                   79,218,894
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE (15.2%)      575,000 Costco Wholesale Corporation                                            30,187,500
                          333,100 Target Corporation                                                      11,501,943
                        1,675,000 The TJX Companies, Inc. (c)                                             34,454,750
                          470,000 Wal-Mart Stores, Inc.                                                   26,348,200
                                                                                                         -----------
                                                                     (COST $54,015,566)                  102,492,393
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (1.9%)     700,000 ASML Holding N.V.                  (COST $16,353,613)                   12,649,000
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (2.2%)       1,900,000 Xerox Corporation                  (COST $25,689,854)                   15,143,000
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (0.9%)     236,100 Alexander & Baldwin, Inc.          (COST $11,005,032)                    5,916,666
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS (110.6%)                (COST $710,373,320)                  745,830,202
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
                                  CORPORATE NOTE
--------------------------------------------------------------------------------------------------------------------
 MISCELLANEOUS (1.5%)             Other (b) (e)                       (COST $9,877,906)                    9,975,000
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
                                  SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
    SHARES
--------------------------------------------------------------------------------------------------------------------
  118,896,974         SSgA Prime Money Market Fund (17.6%)          (COST $118,896,974)                  118,896,974
                                                                                                         -----------

TOTAL INVESTMENTS (d) (129.7%)                                      (COST $839,148,200)                  874,702,176
  Liabilities in excess of receivables and other assets (-0.1%)                                             (486,875)
                                                                                                         -----------
                                                                                                         874,215,301
PREFERRED STOCK (-29.6%)                                                                                (199,617,500)
                                                                                                         -----------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                            $674,597,801
                                                                                                         ===========

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed, and not restricted.
 (c) 400,000 shares held by custodian in a segregated custodial account as collateral for short positions and options, if any.
 (d) At December 31, 2008: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $197,012,086, (3) aggregate gross unrealized depreciation was $161,458,110, and (4) net unrealized appreciation was $35,553,976.
 (e) Level 2 fair measurement, note 8.

(see notes to financial statements)

14  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES
NOTES TO FINANCIAL STATEMENTS
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

     The Company is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). As of and during the period ended December 31, 2008, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,980,872 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,984,700 were outstanding on December 31, 2008.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 15,300 Preferred Shares were repurchased at an average cost per share of $21.12 during the year ended December 31, 2008. The average discount of $3.88 per Preferred Share, $59,398 in the aggregate, was credited to additional paid-in capital of the Common Stock.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

--------------------------------------------------------------------------------
     General American Investors

2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

     Under the Investment Company Act of 1940, the Company is required to maintain asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which requires that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

   Transactions in Common Stock during 2008 and 2007 were as follows:

                                                    SHARES                       AMOUNT
                                               ------------------------------------------------
                                                2008      2007            2008         2007
                                               -------   -------       ---------    ----------
    Shares issued in payment of dividends and
      distributions (includes 103,047 and
      2,404,965 shares issued from treasury,
      respectively)                            509,861    2,747,460      $509,861    $2,747,460
    Increase in paid-in capital                                         7,418,478    94,155,454
                                                                       ----------    ----------
      Total increase                                                    7,928,339    96,902,914
    Shares purchased (at an average                                    ----------    ----------
      discount from net asset value of
      19.8% and 10.4%, respectively)           102,047      763,600      (102,047)     (763,600)
    Decrease in paid-in capital                                        (1,884,641)  (29,507,548)
                                                                       ----------    ----------
      Total decrease                                                   (1,986,688)  (30,271,148)
                                                                       ----------    ----------
    Net increase                                                       $5,941,651   $66,631,766
                                                                       ==========    ==========

Distributions for tax and book purposes are substantially the same.
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income                         $1,940,080
               Undistributed long-term gains                            (16,916)
               Unrealized appreciation                               35,553,976
                                                                     -----------
                                                                    $37,477,140
                                                                    ============

     In accordance with U.S. Treasury Regulations, the Company has elected to defer $16,916 of net realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

     To reflect reclassification arising from permanent "book/tax" differences for tax distribution reclassification and non-deductible expenses during the year ended December 31, 2008, undistributed net investment income was increased by $100,467, undistributed net realized gain on investments was decreased by $97,395 and additional paid-in capital was decreased by $3,072. Net assets were not affected by this reclassification.
--------------------------------------------------------------------------------

3.  OFFICERS' COMPENSATION
The aggregate compensation paid by the Company during 2008 and 2007 to its officers (identified on page 20) amounted to $5,257,000 and $8,874,500, respectively.
--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities and options) during 2008 amounted to $301,033,584 and $425,080,355, on long transactions, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General American Investors


5.  BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees. Due to the decline in the value of the Company's shares, a net reduction in cost during 2008 of $1,405,619 was realized. The aggregate cost of such plans for 2007 was $633,127. The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation.

     Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

                                           DECEMBER 31, 2008 (MEASUREMENT DATE) DECEMBER 31, 2007 (MEASUREMENT DATE)
                                           -----------------------------------  -----------------------------------
                                           QUALIFIED    SUPPLEMENTAL            QUALIFIED  SUPPLEMENTAL
                                               PLAN        PLAN        TOTAL      PLAN        PLAN         TOTAL
                                             ---------  ------------  --------  ---------  ------------  ----------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation at beginning of year  $9,337,068   $3,174,022  $12,511,090 $9,062,488    $3,320,726  $12,383,214
  Service cost                                214,114      101,236      315,350    206,228        95,332      301,560
  Interest cost                               554,874      185,076      739,950    538,587       181,712      720,299
  Benefits paid                              (538,394)    (165,253)    (703,647)  (544,838)     (165,253)    (710,091)
  Actuarial (gains)/losses                    (33,128)     (99,902)    (133,030)    13,491      (197,383)    (183,892)
  Plan amendments                                   -            -            -     61,112       (61,112)           -
                                           ----------   ----------  ----------- ----------    ----------  -----------
  Projected benefit obligation at
    end of year                             9,534,534    3,195,179   12,729,713  9,337,068     3,174,022   12,511,090
                                           ----------   ----------  ----------- ----------    ----------  -----------

CHANGE IN PLAN ASSETS:
  Fair value of plan assets at
    beginning of year                      18,581,595            -   18,581,595 17,719,247             -   17,719,247
  Actual return on plan assets             (6,609,373)           -   (6,609,373) 1,407,186             -    1,407,186
  Employer contributions                            -      165,253      165,253         -        165,253      165,253
  Benefits paid                              (538,394)    (165,253)    (703,647)  (544,838)     (165,253)    (710,091)
                                           ----------   ----------  ----------- ----------    ----------  -----------
  Fair value of plan assets at end of year 11,433,828           -    11,433,828 18,581,595             -   18,581,595
                                           ----------   ----------  ----------- ----------    ----------  -----------
FUNDED STATUS AT END OF YEAR               $1,899,294  ($3,195,179) ($1,295,885)$9,244,527   ($3,174,022)  $6,070,505
                                           ==========   ==========  =========== ==========    ==========  ===========
Accumulated benefit obligation at
 end of year                               $8,912,352   $2,997,332  $11,909,684 $8,726,625    $3,000,603  $11,727,228
                                           ==========   ==========  =========== ==========    ==========  ===========

INCREMENTAL EFFECT OF ADOPTING FAS 158      BEFORE      ADJUSTMENTS     AFTER     BEFORE      ADJUSTMENTS    AFTER
                                           ----------   ----------  ----------- ----------    ----------  -----------
Noncurrent benefit asset                   $9,244,527  ($7,345,233)  $1,899,294 $8,656,759      $587,768   $9,244,527


LIABILITIES
  Current benefit liability                   209,039       59,179      268,218    213,549        (4,510)     209,039
  Noncurrent benefit liability              2,964,984      (38,024)   2,926,960  3,107,178      (142,194)   2,964,984

Accumulated other comprehensive income     (1,108,563)   7,885,172    6,776,609   (652,559)     (456,004)  (1,108,563)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
  Net actuarial gain                      ($1,445,586)  $7,907,265   $6,461,679($1,011,676)    ($433,910) ($1,445,586)
  Prior service cost                          337,023      (22,093)     314,930    359,117       (22,094)     337,023
                                           ----------   ----------  ----------- ----------    ----------  -----------
                                          ($1,108,563)  $7,885,172   $6,776,609  ($652,559)    ($456,004) ($1,108,563)
                                           ==========   ==========  =========== ==========    ==========  ===========
WEIGHTED-AVERAGE ASSUMPTIONS AS OF END OF FISCAL YEAR:
   Discount rate                                 6.00%        6.00%                   6.00%         6.00%
   Expected return on plan assets                7.20%         N/A                    8.75%          N/A
   Salary scale assumption                       4.25%        4.25%                   4.25%         4.25%
COMPONENTS OF NET PERIODIC BENEFIT COST:
   Service cost                              $214,114     $101,236     $315,350   $206,228       $95,332     $301,560
   Interest cost                              554,874      185,076      739,950    538,587       181,712      720,299
   Expected return on plan assets          (1,430,924)           -   (1,430,924)(1,253,375)            -   (1,253,375)
   Amortization of:
     Prior service cost                        19,309        2,784       22,093     19,309         2,784       22,093
     Recognized net actuarial loss                  -            -            -     96,207             -       96,207
                                           ----------   ----------  ----------- ----------    ----------  -----------
   Net periodic benefit cost (gain)         ($642,627)    $289,096    ($353,531) ($393,044)     $279,828    ($113,216)
                                           ==========   ==========  =========== ==========    ==========  ===========
WEIGHTED-AVERAGE ASSUMPTIONS FOR DETERMINING NET PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31:
   Discount rate                                 6.00%        6.00%                   5.75%         5.75%
   Expected long-term rate of return on
     plan assets                                 8.75%         N/A                    8.75%          N/A
   Rate of salary increase                       4.25%        4.25%                   4.25%         4.25%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PLAN ASSETS
The Company's qualified pension plan asset allocations by asset at December 31, 2008 and 2007, are as follows:

                                December 31
                             ---------------
Asset Category               2008       2007
--------------               ----       ----
  Equity securities          79.3%      89.6%
  Debt securities               -       10.4
  Other                      20.7          -
                            -----      -----
Total                       100.0%     100.0%
                            =====      =====
Generally, not less than 80% of plan assets are invested in investment companies that invest in equity securities.
--------------------------------------------------------------------------------

EXPECTED CASH FLOWS                        Qualified   Supplemental
                                              Plan         Plan         Total
                                          ----------   -------------   ---------
Expected Company contributions for 2008           -      $268,218      $268,218
                                          ==========   =============   =========
Estimated benefit payments:
     2009                                  $568,843      $268,218      $837,061
     2010                                   594,892       317,733       912,625
     2011                                   622,966       362,765       985,731
     2012                                   637,288       401,266     1,038,554
     2013                                   648,248       434,525     1,082,773
     2014-2018                            3,561,276     2,641,850     6,203,126


--------------------------------------------------------------------------------
    General American Investors

6.  WRITTEN OPTIONS
Transactions in a written covered call and collateralized put options during the year ended December 31, 2008 were as follows:

                                                        Covered Calls                       Collateralized Put
                                                  ----------------------------       ------------------------------
                                                  Contracts           Premiums       Contracts              Premiums
                                                  ---------          ---------       ---------             --------
Options outstanding, December 31, 2007                7,500           $3,073,787       1,999                  $638,671
Options written                                      25,456           11,980,669       7,016                 2,362,990
Options expired                                     (16,124)          (7,404,060)          -                         -
Options exercised                                    (1,002)            (557,561)     (2,409)                 (999,771)
Options terminated in closing purchase transaction  (15,830)          (7,092,835)     (6,606)               (2,001,890)
                                                   --------           ----------       -----                 ---------
Options outstanding, December 31, 2008                    0                   $0           0                        $0
                                                   ========           ==========       =====                 =========

--------------------------------------------------------------------------------
7.  OPERATING LEASE COMMITMENT
In June 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit toward construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $988,000 for the year ended December 31, 2008. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2009 through 2012, $1,183,000 in 2013 through 2017, and
$99,000 in 2018.
--------------------------------------------------------------------------------
8.  FAIR VALUE MEASUREMENTS
Effective January 1, 2008, the Company adopted FASB Statement of Financial Accounting Standard No. 157 "Fair Value Measurements." Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level  3  -  significant   unobservable  inputs  (including  the  Company's  own
assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of December 31, 2008:

                          Valuation Inputs                              Investments in Securities
-----------------------------------------------------------------     ------------------------------
  Level 1 - Quoted prices                                                  $864,727,176
  Level 2 - Other significant observable inputs (see (e), page 13)            9,975,000
  Level 3 - Unobservable inputs                                                       -
                                                                           ------------
      Total                                                                $874,702,176
                                                                           ============

18  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    General American Investors

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2008. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                       2008        2007          2006          2005          2004
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year               $38.10      $40.54        $39.00        $35.49        $33.11
                                                     --------    --------      --------      --------      --------
        Net investment income                            .42         .31           .34           .19           .32
        Net gain (loss) on securities - realized
          and unrealized                              (16.15)       3.39          4.72          5.85          3.48

        Other comprehensive income                      (.25)        .02           .03             -             -
                                                     --------    --------      --------      --------      --------
        Distributions on Preferred Stock:
          Dividends from net investment income          (.11)       (.02)         (.04)         (.03)         (.09)
          Distributions from net short-term
            capital gains                                  -        (.03)         (.01)         (.08)            -
          Distributions from net long-term
            capital gains                               (.27)       (.36)         (.36)         (.30)         (.32)
                                                     --------    --------      --------      --------      --------
                                                        (.38)       (.41)         (.41)         (.41)         (.41)
                                                     --------    --------      --------      --------      --------
          Total from investment operations            (16.36)       3.31          4.68          5.63          3.39
                                                     --------    --------      --------      --------      --------
        Distributions on Common Stock:
          Dividends from investment income              (.19)       (.33)         (.29)         (.15)         (.23)
          Distributions from net short-term
            capital gains                                  -        (.38)         (.04)         (.44)            -
          Distributions from net long-term
            capital gains                               (.46)      (5.04)        (2.81)        (1.53)         (.78)
                                                     --------    --------      --------      --------      --------
                                                        (.65)      (5.75)        (3.14)        (2.12)        (1.01)
                                                     --------    --------      --------      --------      --------

     Net asset value, end of year                     $21.09      $38.10        $40.54        $39.00        $35.49
                                                     ========    ========      ========      ========      ========
     Per share market value, end of year              $17.40      $34.70        $37.12        $34.54        $31.32
                                                     ========    ========      ========      ========      ========


   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share          (48.20%)      8.72%        16.78%        17.40%         8.79%



   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)                 $674,598  $1,202,923    $1,199,453     $1,132,942   $1,036,393
     Ratio of expenses to average net assets
        applicable to Common Stock                      0.87%       1.11%         1.06%          1.25%        1.15%
     Ratio of net income to average net assets
        applicable to Common Stock                      1.31%       0.78%         0.86%          0.51%        0.94%
     Portfolio turnover rate                           25.52%      31.91%        19.10%         20.41%       16.71%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                             $199,617    $200,000      $200,000      $200,000     $200,000
     Asset coverage                                      438%        701%          700%          666%          618%
     Liquidation preference per share                 $25.00      $25.00        $25.00        $25.00       $25.00
     Market value per share                           $21.90      $21.99        $24.44        $24.07        $24.97

19  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
    General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 2008, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2008, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young

New York, New York
February 3, 2009

20  OFFICERS
--------------------------------------------------------------------------------
    General American Investors

   NAME (AGE)                 PRINCIPAL OCCUPATION             NAME (AGE)                PRINCIPAL OCCUPATION
    EMPLOYEE SINCE              DURING PAST 5 YEARS             EMPLOYEE SINCE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Spencer Davidson (66)         Chairman of the Board since 2007  Sally A. Lynch, Ph.D.(49) Vice-President of the
  1994                        President and Chief                 1997                       Company since 2006
                                 Executive Officer of the                                    securities analyst
                                 Company since 1995                                          (biotechnology industry)

Andrew V. Vindigni (49)       Senior Vice-President of the      Diane G. Radosti (56)     Treasurer of the
  1988                           Company since 2006               1980                        Company since 1990
                                 Vice-President 1995-2006;                                    Principal Accounting
                                 securities analyst (financial                                Officer since 2003
                                 services and consumer non-
                                 durables industries)           Carole Anne Clementi (62) Secretary of the
                                                                  1982                       Company since 1994
Eugene S. Stark (50)          Vice-President, Administration                                 shareholder relations
   2005                          of the Company since 2005,                                  and office management
                                 Principal Financial Officer
                                 since 2005, Chief Compliance
                                 Officer since 2006;            Craig A. Grassi (40)      Assistant Vice-President of
                                 Chief Financial Officer of       1991                       the Company since 2005
                                 Prospect Energy Corporation                                 information technology
                                 (2005);
                                 Vice-President of
                                 Prudential Financial, Inc.
                                 (1987-2004)                    Maureen E. LoBello (58)   Assistant Secretary of the
                                                                  1992                       Company since 2005
                                                                                             benefits administration
Jesse Stuart (42)              Vice-President of the
      2003                       Company since 2006
                                 securities analyst (general
                                 industries)


All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the third Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover of this report.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
1-800-413-5499
www.amstock.com

--------------------------------------------------------------------------------
In addition to purchases of the Company's Common and Preferred Stock as set forth in Note 2, on pages 14 and 15, purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2008 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On April 30, 2008, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
--------------------------------------------------------------------------------
General American Investors

   NAME (AGE)                     PRINCIPAL OCCUPATION
   DIRECTOR SINCE                 DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS AND  AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
   Arthur G. Altschul, Jr. (44)   Co-Founder and Chairman               Delta Opportunity Fund, Ltd., Director
   1995                           Kolltan Pharmaceuticals, Inc.         Diversified Natural Products, Inc., Director
                                                                        Medicis Pharmaceutical Corporation, Director
                                  Managing Member                       Medrium, Inc., Chairman, Board of Directors
                                  Diaz & Altschul Capital               National Public Radio Foundation, Trustee
                                    Management, LLC                     Neurosciences Research Foundation, Trustee
                                  (private investment company)          The Overbrook Foundation, Director

   Rodney B. Berens (63)          Founding Partner                      Agni Capital Management Ltd., Member of Investment Committee
   2007                           Berens Capital Management, LLC        Alfred P. Sloan Foundation, Member of Investment Committee
                                                                        Pendragon Capital Management Limited, Non-Executive Director
                                                                        Peterson Institute for International Economics, Member of
                                                                          Investment Committee
                                                                        Pierpont Morgan Library, Vice President of Finance and Head
                                                                          of Investment Sub-Committee
                                                                        The Woods Hole Oceanographic Institute, Trustee and Head
                                                                          of Investment Committee

   Lewis B. Cullman (90)          Philanthropist                        Chess-in-the-Schools, Chairman Emeritus
   1961                                                                 Metropolitan Museum of Art, Honorary Trustee
                                                                        Museum of Modern Art, Vice Chairman, International Council
                                                                          and Honorary Trustee
                                                                        Neurosciences Research Foundation, Vice Chairman, Board
                                                                          of Trustees
                                                                        The New York Botanical Garden, Senior Vice Chairman,
                                                                          Board of Managers
                                                                        The New York Public Library, Trustee

   Gerald M. Edelman (79)         Member, Professor and Chairman of     Neurosciences Institute of the Neurosciences Research
   1976                             the Department of Neurobiology        Foundation,  Director and President
                                  The Scripps Research Institute        NGN Capital, Chairman, Advisory Board
                                                                        Promosome, LLC, Chairman, Scientific Advisory Board
   John D. Gordan, III (63)       Partner
   1986                           Morgan, Lewis & Bockius LLP
                                  (lawyers)

   Sidney R. Knafel (78)          Managing Partner                      IGENE Biotechnology, Inc., Director
   1994                           SRK Management Company                Insight Communications Company, Inc., Chairman,
                                  (private investment company)            Board of Directors
                                                                        VirtualScopics, Inc., Director
                                                                        Vocollect, Inc., Director

   Daniel M. Neidich (59)         Founding Partner and Co-Chief         Capmark, Director
   2007                             Executive Officer                   New York Child Study Center, Director
                                  Dune Capital Management LP            Prep for Prep, Director
                                  (since March 2005)                    Real Estate Roundtable, Chairman Elect
                                                                        Urban Land Institute, Trustee
                                  Co-Head, Merchant Banking Division
                                  Chairman, Whitehall Investment
                                    Committee
                                  Member, Management Committee
                                  Goldman Sachs
                                  (prior to March 2005)

   D. Ellen Shuman (53)           Vice President and                    Bowdoin College, Trustee
   2004                             Chief Investment Officer            Edna McConnell Clark Foundation, Investment Advisor
                                  Carnegie Corporation of New York      The Investment Fund for Foundations -TIFF Advisory
                                                                          Services, Director

   Joseph T. Stewart, Jr. (79)    Lead Independent Director since       Foundation of the University of Medicine and Dentistry
                                    July 2007                             of New Jersey, Trustee
   1987                           Corporate director and trustee        Marine Biological Laboratory, Member, Advisory Council
                                                                        United States Merchant Marine Academy, Member,
                                                                          Board of Advisors
                                                                        United States Merchant Marine Academy Foundation,
                                                                          Trustee

   Raymond S. Troubh (82)         Financial Consultant                  Diamond Offshore Drilling, Inc., Director
   1989                                                                 Gentiva Health Services, Inc., Director
                                                                        Wendy's/Arby's Group, Inc., Director

   Interested Director
------------------------------------------------------------------------------------------------------------------------------------
   Spencer Davidson (66)          Chairman of the Board                 Medicis Pharmaceutical Corporation, Director
   1995                           President and Chief Executive Officer Neurosciences Research Foundation, Trustee
                                  General American Investors
                                    Company, Inc.

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the third Wednesday in April. The address for each Director is the Company's office.

                    General American Investors Company, Inc.
                       100 Park Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2008 and 2007 were $98,300 and $91,000, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2008 and 2007 were $31,100 and $28,800, respectively. Such services and related fees for 2008 and 2007 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($7,900 and $7,300, respectively), review of quarterly employee security transactions and issuance of report thereon ($18,300 and $17,000, respectively) and other audit-related services ($4,900 and $4,500, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2008 and 2007 were $16,400 and $15,200, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2008 or 2007.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2008 and 2007 were $47,500 and $49,400, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lewis B. Cullman, John D. Gordan, III and D. Ellen Shuman.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2008 and the date of this filing, Mr. Spencer Davidson, Chairman, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2008         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
07/01-07/31                  -                       -                     -                      652,600

08/01-08/31                  -                       -                     -                      652,600

09/01-09/30             13,500                 27.4233                13,500                      639,100

10/01-10/31             88,547                 18.2555                88,547                      550,553

11/01-11/30                  -                       -                     -                      550,553

12/01-12/31                  -                       -                     -                      550,553
                       -------                --------               -------                     --------
Total                  102,047                                       102,047
                       =======                                       =======

        Note - The Board of Directors has authorized the repurchase of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, July 1, 2008, there were 652,600 shares available for repurchase under such authorization.  As of the end of the period, December 31, 2008, there were 550,553 shares available for repurchase under this program.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2008.

ITEM 11. CONTROLS AND PROCEDURES.


Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2008, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 31, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: February 6, 2009

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    Chairman, President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 6, 2009

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 6, 2009